The Glenmede Fund, Inc.
Equity Income Portfolio (GEQIX)
Supplement dated June 14, 2021 to the
Equity Prospectus dated February 28, 2021
The “
Average Annual Total Returns
” table in the
sub-section
entitled “
Performance Information
” of the “
Summary Section
” of the Equity Income Portfolio on page 46 of the Equity Prospectus is hereby deleted in its entirety and replaced with the following:
Average Annual Total Returns (for the periods ended December 31, 2020)

	Past 1 Year	Since Inception (December 21, 2016)
Return Before Taxes	6.74%	10.24%
Return After Taxes on Distributions	6.15%	9.56%
Return After Taxes on Distributions and Sale of Fund Shares	4.29%	7.94%

S&P 500 ® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.61%

Morningstar Large Value Average 1	2.91%	8.02%

Russell 1000 ® Value Index 2	2.80%	7.60%

1
The Morningstar Large Value Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

2	The Russell 1000 ® Value Index is provided so that investors may compare the performance of the Portfolio to another well-known index for large cap stocks.
Please retain this Supplement for future reference.